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CONFIDENTIAL TREATMENT                                            EXHIBIT 10.29


                AMENDMENT TO OEM DEVELOPMENT SOFTWARE AGREEMENT


This Amendment to OEM Development Software Agreement is made as of 4/28/99 between Mitra Imaging Inc. ("MITRA") and ACCESS Radiology Corporation ("ACCESS").


ACCESS and MITRA are parties to an OEM Development Software Agreement dated as of November 9, 1995 and a subsequent Amendment dated May 20, 1997 ("the OEM Agreement"). ACCESS and MITRA wish to amend the OEM Agreement as set forth below.

NOW, THEREFORE, in consideration of the mutual covenants hereinafter set forth the parties hereto agree as follows:

1. ADDITION OF SECTION 4.1.5 Section 4 is amended by adding the following item:


MITRA agrees to offer and ACCESS aggrees to accept a [*THE CONFIDENTIAL PORTION HAS BEEN OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION.]


The license fee paid under this section is for any combination of DTK for Windows and DTK for UNIX licenses that are incorporated into each copy of application software by ACCESS, for which the total number of licenses used is three hundred(300).


Upon execution of this Amendment, MITRA will invoice ACCESS in the amount of [*THE CONFIDENTIAL PORTION HAS BEEN OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION.] (US funds). ACCESS will issue payment of this invoice within thirty days of the receipt of the invoice.


ACCESS agrees to continue reporting license usage on a monthly basis for the period beginning December 1, 1998.

If MITRA terminates this agreement in accordance with Section 8.2 of the Agreement, MITRA will reimburse ACCESS an amount equal to the value of the prepaid licenses that are unreported as of the termination date.


                             Confidential Treatment

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2.  AMENDMENT OF SECTION 8.1  Section 8.1 is amended to read as follows:

8.1 This Agreement shall have an initial term ending on December 31, 2004, subject to earlier termination as provided below.

IN WITNESS WHEREOF, the parties have executed this Amendment as of the date first above written.

ACCESS RADIOLOGY CORPORATION               MITRA IMAGING INC.



BY: /s/                                    By: /s/
    ------------------------------             ---------------------------------

Name                                           Name
Title                                          Title

                             Confidential Treatment

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